UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23783

(Investment Company Act file number)

Opportunistic Credit Interval Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 3rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2025- March 31, 2026

Item 1. Reports to Stockholders.

(a)

Table of Contents

Shareholder Letter	3
Portfolio Update	11
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	18
Consolidated Statement of Operations	19
Consolidated Statements of Changes in Net Assets	20
Consolidated Statement of Cash Flows	21
Consolidated Financial Highlights	22
Notes to Consolidated Financial Statements	24
Additional Information	37
Privacy Notice	39

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Dear Shareholders,

We are pleased to provide our partners with the semi-annual shareholder letter for the Opportunistic Credit Interval Fund (ticker: SOFIX) for the six-month period ended March 31, 2026.

The Fund posted a total return of 4.1%i compared to the Morningstar LSTA Leveraged Loan Total Return Indexii which gained 0.7% during the same period.

Macro Backdrop

As always, we begin these letters by framing the macro-environment. Events in Iran have overshadowed nearly all other factors and make predictions even more precarious than usual. Nevertheless, we do our best to assess the rapidly shifting environment below.

The Concerning

Clouds darkening, not lifting

With some chagrin, we highlight this paragraph from our 2026 Outlook letter:

As we turn the page to 2026, the outlook looks materially more constructive—fiscal and monetary policy provide accelerants to an already stable economy and with midterm elections looming, markets should benefit from less policy uncertainty.

It took only three days into the new year to discredit our expectation for less policy uncertainty in 2026, following the clandestine snatching of Nicolás Maduro. Further, the attack on Iran has potentially shifted the monetary outlook given the resulting spike in oil prices. A divided government after the midterms appears increasingly likely, which would mute fiscal impulse; we are 0 for 3 after just a few weeks into the year.

Policy uncertainty appears likely to prevail throughout this year, which we expect will weigh both risk assets and the economy, broadly.

Jobs

Job creation largely halted in 2025 as the economy generated only around 580,000 jobs—compared to around 2 million in 2024—marking the lowest  labor expansion since 2020.1

Amid many macro data points, the following may cause us the greatest concern: Americans are now more concerned about their jobs than they were during the Great Financial Crisis and COVID:

Job Market Sentiment

Source: Alpine Macro (03/04/2026)

Past performance does not guarantee future results. Please see page 11 for standardized returns.

Semi-Annual Report | March 31, 2026	3

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

We recall hiding cash in the freezer during the Global Financial Crisis and seeing people wearing ski outfits to the grocery store during the pandemic. Job worries are more pronounced now than during those wildly disruptive periods of American history.

Policy uncertainty and AI overhang likely explain much of the job slowdown. With neither factor likely to disappear soon, these “known unknowns” will likely present a semi-permanent drag on employment for the foreseeable future.

Depleted consumer

Consumer spending remained strong throughout much of 2025, but with depleted COVID surpluses and years of compounded price pressures, many households reduced their savings to maintain spending:

U.S. Savings Rate

Source: January Chartbook Pantheon Macro (01/23/2026)

Heightened job uncertainty and AI fears may prompt households to rebuild their savings, which could present a near-term economic headwind.

Plus, higher gas prices effectively rob consumers of their discretionary spending—a regressive tax on households.

The Good

We adjusted this section due to events in Iran, and with that caveat, here are reasons for a positive outlook:

Profit bonanza

Corporate profits in the U.S. are booming thanks to a marked increase in productivity due, in part, from companies having reduced their workforces both through policy (e.g. return to work mandates) and attrition (fewer new hires).

4	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

These factors have propelled profitability for U.S. companies, as illustrated below:

Corporate Profit per Private Sector Employee:

Source: Alpine Macro (03/02/2026)

In isolation, higher profitability should power markets, or at minimum, prevent their collapse.

Potential monetary boost

Doing more with less is arguably the dream of any central banker because it enables non-inflationary, if not deflationary, economic growth.

Investors may recall that former Federal Reserve chairman Alan Greenspan refrained from hiking rates despite the roaring growth of the Dot-Com Era. Greenspan accurately anticipated the efficiency gains of information technology and held rates, allowing the economy to run.

Fed chair-designee Kevin Warsh seems inclined to follow a similar playbook.

Warsh signaled that productivity gains should enable further cuts even with inflation above target. If events in the Middle East de-escalate, we expect the Fed to push for cuts in 2H, particularly with the midterms in sight.

AI / Software

Beyond the macro-economy, we’d like to address a question we have heard from LPs—specifically, our thoughts on artificial intelligence and software.

Leaning (but not racing) in

Firstly, we do not believe the processing power of artificial intelligence foretells doom for all software companies. Given entrenched market structures and durability of incumbency, technological superiority does not predetermine success for any business.

As a clear illustration, U.S. bonds and loans continue to trade through brokered markets, employing legacy technology like the telephone (invented in 1876) and Bloomberg Terminals (1982). More efficient tech definitely exists, but trillions of transactions are conducted every year using these anachronistic tools and processes.

AI could prove paradigm-busting, but historically, changing structures of business and society requires time.

Semi-Annual Report | March 31, 2026	5

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

The software coding widget maker?

We find the “buy” versus “build” debate somewhat specious. Can businesses potentially, in time, write their own software? Perhaps — but crucially, will they?

If the core of my business is making widgets, why re-engineer my operations to become a widget code-writing and widget making company? We believe few companies will endeavor to build coding platforms on top of their core business.

“Opportunity” doesn’t mean jump right in

We expect opportunities to surface amid the recent selloff given the disconnect between price and fundamentals.

Software likely faces a permanent valuation reappraisal. Capital structures levered 8.0x may have been viable in an era of 20x EBITDA valuations but will become Liability Management Exercise candidates in the new market paradigm. Suffice to say, lower leverage detach points have become paramount.

Plus, market technical factors will likely be challenging for some time.

Funds specializing in software may soon have limited capital to deploy for the foreseeable future. These managers’ ability to raise new dollars will be limited as the market attempts to simultaneously lower software exposure. Excess capital will likely be funneled toward deleveraging newly impaired legacy positions rather than fresh allocations.

New software buyers will be funds like SOFIX—those who have historically been less focused on the category and therefore face a higher-diligence hurdle.

We have been dabbling in names we like but see little need to buy in size in this market. There is no reason to attempt to bottom tick, and we see few signs that negative sentiment will lift in the near-term.

Where we see opportunity

We believe companies will be reticent to remove software solutions that serve as systems of record; proprietary data and information will remain sacrosanct.

Applications with tight systems and/or process integration or that facilitate industry-specific workflows should demonstrate more resilience; programs supporting regulatory or compliance functions should enjoy lower displacement risk.

From a sector standpoint, healthcare—with its regulatory hurdles and high cost of error—will likely be more isolated from AI’s encroachment while content creation, management and design applications appear more vulnerable due to lower platform integration.

Content and IP itself should remain valuable as brands will be increasingly important amid the coming slop of low-cost media.

Assessing end markets will become paramount. Software targeting legal and accounting firms —both seemingly in AI’s crosshairs—may prove less compelling than applications supporting manufacturing and supply chain, for example.

Lastly, we believe ARR-based valuations may fade (given uncertainty about the durability of these “recurring revenue”) as the market reverts to traditional cash flow and EBITDA metrics in this vertical.

The illogic of AI catastrophizing

A certain high-profile research report predicting the death of white-collar work contains a logical flaw that obviates its argument.

Readers may recall the guarded outlook of AI we have articulated in the past. The capabilities of AI are undeniable, but its staggering capital consumption and infrastructure requirements may ultimately thwart its full realization.

6	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Cash Burn of Certain Emerging Technology Companies

Source: Bloomberg, The Information, OpenAI’s cash burn forecasted 2026 - 2029 (03/04/2026)

Inherently, AI’s success could sow the seeds of its own demise—a self-destructive reflexivity, of sorts.

In our consumer-led economy, AI cannot simultaneously eliminate the nation’s highest paying jobs and retain access to the capital required to scale. Mass layoffs would crush aggregate demand, leading to the collapse in the economy/markets, which would in turn, choke AI spending.

Data centers and computer power are not free and therefore, AI cannot exist without a robust economy at its foundation.

Private credit in the headlines

Starting with high-profile bankruptcies last year and now entangled in software’s woes, private credit has been trapped in negative headlines for several months.

Lessons NOT learned

Private credit as an asset class is not impaired. Lost among the histrionic headlines, non-accruals of ~3% and write-offs remain consistent with historical averages.2

We would also highlight the startling inconsistency of a recently published forecast for 15% defaults in private credit.5 Much as yield represents a global phenomenon, spread products (ergo default assumptions) apply across all credit instruments.

U.S. High Yield Spreads have widened ~40 basis points (“bps”) since the escalation of events in the Middle East. Much of this selloff has been driven by rates (not credit risk) as evidenced by BB’s relative weakness.3 Even at these moderately wider levels, and assuming only 200bps of Excess Spread, U.S. High Yield spread of 320bps implies a default rate in the 2.0% context.4

Semi-Annual Report | March 31, 2026	7

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Bluntly, we believe its absurd to suggest one corporate credit product will realize 15% defaults while the other U.S. corporate credit market in signaling ~2.0%.

Further, quarterly liquidity funds are not fundamentally flawed. Rather, they have the ability to protect investors’ hard-earned savings from periods of market irrationality and enable access to otherwise unavailable assets.

Has too much money been allocated to private credit? Relative to the Total Addressable Market, unambiguously no. Has too much money been allocated to too few funds? Again, we believe the answer appears clear.

Market recalibration?

We are hopeful that recent private market tremors prompt a reassessment by allocators.

Far too many investors blindly selected funds under the flawed assumption that size provides safety. In our view, concentration of capital can result in lower yields and the degradation of investor protections as platforms race to deploy dollars and win deals rather than engage in asset selection.

The Opportunity

AI caused modest market repricing, but valuations remain elevated.

Historically, high starting valuation for the Standard & Poor’s 500 Index (“S&P 500”) provides little predictive power for measuring returns one year in the future. However, high valuation demonstrates a strong ability to forecast potential gains over a five-year time horizon. As demonstrated below, from today’s starting point, investors can expect a five-year annualized return of 0.0% from the S&P 500:

Forward Price to Earnings (“P/E”) and subsequent 1-year returns and 5-year annualized returns (S&P 500 Total Return Index)

Source: “Guide to the Markets,” JP Morgan (10/07/2025)

In the current backdrop, equities offer investors risk, with little hope for return.

Similarly, credit spreads have widened modestly amid the software selloff and Middle Eastern conflict but remain within range of historic tights.

With public markets affording investors little potential return, private credit—despite the noise—remains one of the few segments to provide potential for excess return.

Fund Performance

Again, the Fund posted a total return of 4.1%i compared to the Morningstar LSTA Leveraged Loan Total Return Indexii which gained 0.7% during the same period.

8	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

What didn’t work (yet)

The Fund’s preferred shares of Princeton MedSpa provided the biggest detractor in the period. Leverage has crept higher, and liquidity has tightened, after staff turnover resulted in patient churn.

Importantly, the sponsors provided equity to bridge the company’s near-term cash crunch. Further, Princeton has implemented a new compensation plan to combat future staff losses as well as a new membership model to boost client visits.

We are confident that owners and management have taken the right steps to bring Princeton Medspa back to growth.

What worked

We still find the middle market to be a fertile hunting ground as many market participants have left this market behind or have chosen to eschew this diligence-intensive segment.

Almost a year ago SOFIX provided financing for a founder owned and operated whiskey distillery in the Midwest. We believe many lenders overlooked the opportunity given the industry’s well-documented post-COVID oversupply. However, the business enjoyed significant asset value and contractual revenue, which more than offset the market’s challenges. A year after close (almost to the day), our partner sold a portion of its barrel inventory, providing a positive outcome for our shareholders.

The Fund’s ownership in lifestyle brand Adanola also generated a notable gain during the period. SOFIX generally eschews credits subject to the whims of the consumer, but our structure advanced capital at a low LTV and provided for rapid derisking. The conservative underwrite has heretofore been vindicated by the company’s strong fundamental performance.

What we are excited about going forward

To reiterate, there is not a problem with private credit as an asset class. There is not a problem with vehicle structure. We only have a market structure problem: too much capital has chased the same trade—large cap private market.

These concentration dynamics have been an unambiguous positive for SOFIX’s investment strategy and we now enjoy a less competitive environment in our segment. Other credit managers have either raced upmarket or sold to other platforms.

Recent headlines may prompt investors to pull back, but savvy allocators know this is the exact time to lean into private credit.

We feel our pipeline remains robust. Despite all the headlines, there has been no disruption in demand for capital from our country’s small and medium-sized businesses. Media reports about the machinations of fund managers or fund structures are of little concern to business owners; they simply want money to grow.

Plus, as many investors retreat, more opportunities will arise for those who remain dedicated to private credit.

Positioning

Perhaps not surprising given our earlier commentary, the Fund remains focused on private deals amid a largely picked-over public market. We continue evaluating public opportunities, creating a “wish list” of names to buy lower in the (inevitable) next downturn.

Conclusion

Amid all the headlines, two things remain true: 1) U.S. small- and medium-sized-businesses need debt capital to fund growth and 2) private credit remains one of the few markets providing the potential for excess returns. As long as these factors remain intact, private credit will remain a viable and growing segment of the U.S. capital markets.

Again, recent market noise may prompt investors to reconsider their allocations, recognizing that private credit is not a monolithic market. Much as there are many strategies in public equities, there are different types of private credit exposures. Much of the recent tumult has stemmed from the “sameness” of large cap deals—a very different market from our own.

We believe that SOFIX remains “1 of 1” in our segment given our true middle market orientation and differentiated strategies.

Past performance does not guarantee future results. Please see page 11 for standardized returns.

Semi-Annual Report | March 31, 2026	9

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Investors seeking to exit the category do so at the risk of their portfolio’s potential return. If anything, greatest potential returns often happen when others are looking to exit the market.

Regards,

Ted Goldthorpe

Chief Executive Officer, Opportunistic Credit Interval Fund

[1]	Bureau of Labor Statistics
[2]	“BDC Sector Outlook – Weak Sentiment but Stable Credit Quality,” Clear Street (03/13/2026)
[3]	BB bonds typically outperform in a credit/spread driven selloff and underperform in an interest rate lead selloff, given the added duration.
[4]	Applying 200bps of Excess Spread, which is below long-term averages, and applying at 40% loss given default
[5]	“Private Credit Fears Deepen with UBS Warning of 15% Defaults,” Bloomberg (02/24/2026)
[i]	Fund performance refers to that of Class I. Reflects six-month returns through March 31, 2026. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103. The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least February 1, 2028, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses, of the Fund (excluding incentive fees, all borrowing costs, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser waived any payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”
ii	Morningstar LSTA US Leveraged Loan TR USD Index - The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Important information:

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. To obtain a copy of the prospectus containing this and other information, please call (833) 404-4103 or download the file from www.opportunisticcreditintervalfund.com. Read the prospectus carefully before you invest. Past performance is not indicative of future results.

The Fund is distributed by ALPS Distributors, Inc. (ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203). Mount Logan Management LLC (the Fund’s investment adviser), its affiliates, ALPS Distributors, Inc., and U.S. Bank, N.A. are not affiliated. Investing involves risk. Investment return and the principal value of an investment will fluctuate, and an Investor’s shares, when redeemed, may be worth more or less than their original cost.

The Fund is subject to the general risks associated with investing in debt and loan instruments, including market, credit, liquidity, and interest rate risk. The Fund is subject to management and other expenses, which will be paid by the Fund. Because of the risks associated with the Fund’s ability to use leverage, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. Shares of the Fund will not be listed on any securities exchange, which makes them inherently illiquid. An investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than the liquidity provided through the Fund’s repurchase policy. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers, regardless of how the Fund performs.

The Fund’s distributions policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, resulting in less of a shareholder’s assets being invested in the Fund, and, over time, increase the Fund’s expense ratio. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. The sales of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

10	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Portfolio Update

March 31, 2026 (Unaudited)

The Fund’s performance figures for the periods ended March 31, 2026, compared to its benchmark:

	1 Month	Quarter	6 Month	YTD	1 Year	Since Inception	Inception
Opportunistic Credit Interval Fund - NAV	1.48%	1.13%	4.12%	1.13%	10.11%	13.69%	7/1/2022
Morningstar LSTA US Leveraged Loan Index	0.54%	-0.55%	0.66%	-0.55%	4.81%	8.41%	7/1/2022

The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 28, 2026, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 6.58% for Class I. After fee waivers, the Fund’s total annual operating expense is 5.96% for Class I. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Comparison of the Change in Value of a $10,000 Investment

Consolidated Portfolio Composition as of March 31, 2026

Asset Type	Percent of Net Assets
Bank Loans	72.28%
Preferred Stock	24.19%
Common Equity	8.65%
Corporate Bonds	7.31%
Joint Venture	3.59%
Private Investment Funds	2.15%
Equipment Financing	0.76%
Asset-Backed Securities	0.17%
Warrants	0.05%
Derivatives	–%
Total Investments	119.15%
Liabilities in Excess of Other Net Assets	(19.15)%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Semi-Annual Report | March 31, 2026	11

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal Value
BANK LOANS (72.28%)(a)(b)
Communication Services (2.00%)
Next Flight Ventures, Delayed Draw Term Loan(c)(d)(e)	13.95%	13.95% PIK	12/26/2026	$297,475	$289,958
Next Flight Ventures, First Lien Term Loan(c)(e)	13.96%	13.96% PIK	12/26/2026	1,368,734	1,338,097
Synamedia Americas Holdings, Inc., First Lien Term Loan(c)	9.67%	1M SOFR + 6.00%, 1.00% Floor	12/05/2028	1,325,959	1,325,959
					2,954,014
Consumer Discretionary (6.21%)
13 Scents, Inc., First Lien Term Loan(c)	10.45%	3M SOFR + 6.75%	03/31/2031	4,000,000	3,920,000
13 Scents, Inc., Revolver(c)(d)	–%	3M SOFR + 6.75%	03/31/2031	–	(11,429)
PMP OPCO, LLC, Delayed Draw Term Loan(c)(d)(f)	12.28%	6M SOFR + 8.50%, 2.00% Floor	05/31/2029	595,313	525,779
PMP OPCO, LLC, First Lien Term Loan(c)(f)	12.13%	6M SOFR + 8.50%, 2.00% Floor	05/31/2029	1,742,344	1,587,798
PMP OPCO, LLC, Revolver(c)(d)(f)	–%	6M SOFR + 8.50%, 2.00% Floor	05/31/2029	–	(19,403)
Riddell Inc., First Lien Term Loan(c)(f)	9.68%	1M SOFR + 6.00%, 1.00% Floor	03/29/2029	834,667	834,668
Spinrite Inc., First Lien Term Loan(c)	11.17%	3M SOFR + 7.50%	12/05/2030	2,296,875	2,253,234
Spinrite Inc., Revolver(c)(d)	11.17%	3M SOFR + 7.50%	12/05/2030	65,625	59,391
					9,150,038
Consumer Staples (3.54%)
Florida Food Products, LLC, First Lien Term Loan A(c)	9.15%	3M SOFR + 5.50%, 2.00% Floor	10/15/2030	1,077,951	1,066,272
Florida Food Products, LLC, First Lien Term Loan B(c)	9.15%	3M SOFR + 5.50%, 2.00% Floor	10/15/2030	1,056,815	1,045,364
Florida Food Products, LLC, Second Lien Term Loan(c)(e)	8.76%	3M SOFR + 3.00%, 2.00% PIK, 1.00% Floor	10/15/2030	2,988,209	2,194,361
Global Integrated Flooring Systems Inc., First Lien Term Loan(c)(e)	12.66%	1M SOFR + 3.00%, 6.00% PIK	12/31/2026	1,248,725	903,952
Global Integrated Flooring Systems Inc., Revolver(c)(e)	12.67%	1M SOFR + 3.00%, 6.00% PIK	12/31/2026	12,815	9,277
					5,219,226
Financials (27.01%)
AIS Holdco, LLC, First Lien Term Loan(c)	9.70%	3M SOFR + 6.00%, 1.25% Floor	05/21/2029	2,072,440	2,051,923
AIS Holdco, LLC, Revolver(c)(d)	–%	3M SOFR + 6.00%, 1.25% Floor	05/21/2029	–	(990)
BetaNXT, Inc., First Lien Term Loan(c)	9.45%	3M SOFR + 5.75%	07/01/2029	4,621,710	4,488,142
Cor Leonis Limited, Revolver(c)(d)	10.95%	3M SOFR + 7.25%, 1.50% Floor	05/15/2028	6,853,980	6,853,980
Das Kapital Capital, LLC, First Lien Term Loan(c)(e)	10.67%	10.67% PIK	02/25/2027	4,000,000	3,960,000
Expert Experience Credit Motors, LLC, Revolver(c)(d)	14.16%	1M SOFR + 10.50%	06/30/2026	4,923,796	4,923,796
Lion FIV Debtco Limited, Revolver(c)	14.64%	3M SOFR + 11.00%	04/18/2026	1,169,013	1,164,922
PocketWatch, Inc., First Lien Term Loan(c)	14.99%	N/A	07/15/2027	699,176	699,176
PocketWatch, Inc., First Lien Term Loan - Incremental(c)	13.80%	N/A	01/30/2028	625,956	625,956
Resolute Investment Managers Inc, First Lien Term Loan(c)	10.46%	3M SOFR + 6.50%, 1.00% Floor	10/30/2028	4,956,213	3,977,361
RHF VIII Holdings LLC, Revolver(c)	11.09%	3M SOFR + 7.13%, 2.50% Floor	07/02/2026	5,000,000	5,000,000
SPB C-2024, LLC, First Lien Term Loan (2028)(c)(e)	15.00%	15.00% PIK	12/16/2028	5,219,922	5,167,723
SPB C-2024, LLC, First Lien Term Loan (2029)(c)(e)	15.00%	15.00% PIK	02/03/2029	884,774	867,079
					39,779,068
Health Care (9.26%)
CCMG Buyer, LLC, First Lien Term Loan(c)	8.42%	1M SOFR + 4.75%, 1.00% Floor	05/08/2030	1,555,625	1,555,625
CCMG Buyer, LLC, Revolver(c)(d)	–%	1M SOFR + 4.75%, 1.00% Floor	05/08/2030	–	–
Dentive LLC, Delayed Draw Term Loan(c)(e)	10.95%	3M SOFR + 3.00%, 4.25% PIK, 0.75% Floor	12/22/2028	1,811,247	1,746,585
Dentive LLC, First Lien Term Loan(c)(e)	10.95%	3M SOFR + 3.00%, 4.25% PIK, 0.75% Floor	12/22/2028	246,134	237,347
HR Pharmaceuticals LLC, Delayed Draw Term Loan(c)(d)	–%	3M SOFR + 6.00%, 2.00% Floor	01/29/2031	–	–
HR Pharmaceuticals LLC, First Lien Term Loan(c)	9.70%	3M SOFR + 6.00%, 2.00% Floor	01/29/2031	2,772,598	2,717,146
HR Pharmaceuticals LLC, Revolver(c)(d)	9.70%	1M SOFR + 6.00%, 2.00% Floor	01/29/2031	34,253	34,253
IDC Infusion Services, Inc., Delayed Draw Term Loan(c)	8.70%	3M SOFR + 5.00%, 1.00% Floor	07/06/2029	131,615	131,971
IDC Infusion Services, Inc., First Lien Term Loan(c)	8.70%	3M SOFR + 5.00%, 1.00% Floor	07/06/2029	357,711	358,677
IDC Infusion Services, Second Amendment First Lien Term Loan(c)	8.70%	3M SOFR + 5.00%, 1.00% Floor	07/06/2029	3,447,500	3,422,333
PhyNet Dermatology LLC, First Lien Term Loan(c)(e)	10.17%	6M SOFR + 6.50%, 1.00% Floor	10/20/2029	495,309	484,165
South Florida ENT Associates, Delayed Draw Term Loan(c)	9.05%	3M SOFR + 5.25%, 1.00% Floor	12/31/2028	135,971	135,971

See Notes to Consolidated Financial Statements.

12	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal Value
BANK LOANS (72.28%)(a)(b)
Health Care (9.26%) (continued)
South Florida ENT Associates, First Lien Term Loan(c)	9.05%	3M SOFR + 5.25%, 1.00% Floor	12/31/2028	$384,122	$384,122
USN Opco, LLC, First Lien Term Loan(c)	9.52%	3M SOFR + 5.75%, 1.00% Floor	12/21/2026	2,450,000	2,450,000
					13,658,195
Industrials (5.53%)
Marvel APS, Delayed Draw Term Loan(c)(e)(g)	10.00%	10.00% PIK	12/21/2027	3,812,027	5,177,229
Material Handling Systems, Inc., First Lien Term Loan(c)	9.36%	3M SOFR + 5.50%, 0.50% Floor	06/08/2029	1,543,943	840,800
Tactical Air Support, Inc., Delayed Draw Term Loan(c)(d)	12.30%	3M SOFR + 7.50%, 1.00% Floor	12/22/2028	267,857	266,863
Tactical Air Support, Inc., First Lien Term Loan(c)	11.32%	3M SOFR + 7.50%, 1.00% Floor	12/22/2028	1,885,715	1,857,995
					8,142,887
Information Technology (18.73%)
DCert Buyer, Inc., First Amendment Term Loan Refinancing, Second Lien Term Loan(c)	10.67%	1M SOFR + 7.00%	02/16/2029	3,532,961	2,729,212
HDC / HW Intermediate Holdings, LLC, First Lien Term Loan A(c)(e)	9.01%	3M SOFR + 1.00%, 2.50% PIK, 5.25% Floor	06/21/2026	1,086,217	619,144
HDC / HW Intermediate Holdings, LLC, First Lien Term Loan B(c) (e)(h)	–%	3M SOFR + 1.00%, 2.50% PIK, 5.25% Floor	06/21/2026	641,388	–
Help Systems Holdings, Inc., First Lien Term Loan(c)(e)	9.76%	3M SOFR + 6.00%, 2.00% Floor	05/19/2029	1,820,511	1,573,987
Ivanti Security Holdings LLC, NewCo First Lien Term Loan(c)	9.41%	3M SOFR + 5.75%, 2.00% Floor	06/01/2029	179,071	179,071
Ivanti Software, Inc., First Lien Term Loan(c)	8.41%	3M SOFR + 4.75%, 0.75% Floor	06/01/2029	2,479,660	1,682,883
Kofax, Inc., First Lien Term Loan(c)	9.02%	3M SOFR + 5.25%, 0.50% Floor	07/20/2029	2,529,629	1,591,136
Morae Global Corporation, Delayed Draw Term Loan(c)(d)	–%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	–	(46,021)
Morae Global Corporation, First Lien Term Loan(c)	11.82%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	1,233,681	1,202,839
Morae Global Corporation, First Lien Term Loan B(c)	11.81%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	1,666,667	1,625,000
Morae Global Corporation, Revolver(c)(d)	11.81%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	100,000	96,875
PEAK Technology Partners, Inc., First Lien Term Loan(c)	8.92%	1M SOFR + 5.25%, 1.00% Floor	07/22/2027	605,938	601,272
Riskonnect Parent LLC, First Lien Term Loan(c)	8.49%	3M SOFR + 4.75%, 0.75% Floor	12/07/2028	1,200,403	1,200,403
SI Tickets, Inc. and Events BSB Company, LLC, First Lien Term Loan(c)(e)	12.50%	1M SOFR + 5.75%, 2.50 PIK, 4.25% Floor	08/25/2028	4,052,792	3,973,357
Tank Holding Corp., First Lien Term Loan(c)	9.52%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	1,806,033	1,622,052
Tank Holding Corp., Revolver(c)(d)	–%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	–	(698)
Taoglas Group Holdings Limited, First Lien Term Loan(c)	10.95%	3M SOFR + 7.25%, 1.00% Floor	02/28/2029	305,368	302,345
Taoglas Group Holdings Limited, Revolver(c)(d)	10.93%	3M SOFR + 7.25%, 1.00% Floor	02/28/2029	81,348	80,497
VTX Intermediate Holdings, Inc., First Lien Term Loan(c)(e)	10.93%	1M SOFR + 6.00%, 1.00% PIK, 2.00% Floor	12/12/2029	3,091,049	3,060,138
VTX Intermediate Holdings, Inc., Second Lien Term Loan(c)(e)	12.50%	12.50% PIK	12/12/2030	5,645,279	5,504,147
					27,597,639
TOTAL BANK LOANS
(Cost $109,277,085)					106,501,067

CORPORATE BONDS (7.31%)(a)(b)
Financials (7.31%)
EJF CRT 2024-R1 LLC, Class R1(c)	11.51%	1M CMTR + 7.75%, 7.75% Floor	12/17/2055	5,870,488	5,870,488
EJF CRT 2025-1 LLC(c)	12.75%	PRIME + 6.00%	06/25/2030	3,000,000	3,000,000
Man Capital CLO 2021-2R, Ltd., Class ER(c)	10.83%	3M SOFR + 7.18%, 7.18% Floor	04/17/2039	2,000,000	1,903,862
					10,774,350
TOTAL CORPORATE BONDS
(Cost $10,790,732)					10,774,350

ASSET BACKED SECURITIES (0.17%)(b)
Financials (0.17%)
Mount Logan Funding 2018-1 LP, Class SUBR(c)(f)	17.20%	N/A	01/22/2033	479,858	251,302
TOTAL ASSET BACKED SECURITIES (Cost $258,722)					251,302

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	13

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
EQUIPMENT FINANCING (0.76%)(b)
Financials (0.76%)
White Oak Equipment Finance 1, LLC(a)(c)(j)	10.75%	N/A	01/01/2027	$1,124,584	$1,124,584
TOTAL EQUIPMENT FINANCING
(Cost $1,124,584)					1,124,584

	Dividend Rate	Shares	Value
PREFERRED STOCK (24.19%)(b)
Communication Services (6.73%)
Highmount DP SPV, LLC, Class A, Preferred(c)(d)(j)(k)		3,571,429	4,823,905
Invisible Narratives, LLC(c)(k)		14,556,040	5,094,062
			9,917,967
Consumer Discretionary (11.01%)
EBSC Holdings LLC (Riddell, Inc.), Preferred(a)(c)(e)(f)	10.00% PIK	6,090,385	6,949,738
Princeton Medspa Partners, LLC, Preferred(a)(c)(e)(f)(j)	12.50% PIK	4,340,177	2,071,776
S3 AHL LP(c)(k)		5,000,000	7,199,605
			16,221,119
Consumer Staples (2.58%)
Middle West Spirits, LLC, Preferred(a)(c)(e)	10.00% PIK	3,374,406	3,807,680

Health Care (3.87%)
Epilog Partners SPV III, LLC, Preferred(c)(d)(j)(k)		3,576,777	4,200,569
HR Parent Holdings, LLC(a)(c)(e)(j)	14.00% PIK	1,500,000	1,500,000
			5,700,569
TOTAL PREFERRED STOCK
(Cost $32,419,058)			35,647,335

	Shares	Value
COMMON EQUITY (8.65%)(b)
Communication Services (0.01%)
Next Flight Ventures(c)(k)	23	11,789
NFV Co-Pilot, Inc.(c)(k)	114	3,772
		15,561
Consumer Discretionary (0.05%)
IFRG Investor III, L.P.(c)(k)	1,281,011	73,867

Consumer Staples (3.33%)
Cooper OH Originations, LLC SPV(c)(j)	40,000	4,728,815
Middle West Spirits, LLC, Common Stock(c)(k)	318	185,261
		4,914,076
Diversified (1.32%)
BCP Investment Corporation(f)	3,986	29,975
Franklin BSP Capital Corp	140,874	1,912,075
		1,942,050
Financials (3.22%)
TRMEF Basis II LLC - FXI(c)(j)(k)	2,005,848	2,126,199
TRMEF_Basis II LLC - Child(c)(d)(j)(k)	2,613,348	2,613,348
		4,739,547
Information Technology (0.01%)
HDC / HW Intermediate Holdings, LLC(c)(k)	24,803	–
VTX Holdings, LLC(c)(k)	2,486,597	10,090
		10,090

See Notes to Consolidated Financial Statements.

14	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

	Shares	Value
COMMON EQUITY (8.65%)(b) (continued)
Real Estate (0.71%)
Rebound Investment LP(c)(d)	1,005,000	$1,047,228
TOTAL COMMON EQUITY
(Cost $12,215,855)		12,742,419

		Value
PRIVATE INVESTMENT FUNDS (2.15%)(b)
Treville Capital Solutions Fund A LP(l)		3,166,632
TOTAL PRIVATE INVESTMENT FUNDS
(Cost $2,216,670)		3,166,632

JOINT VENTURE (3.59%)(b)
Diversified (3.59%)
Series B - Great Lakes Funding II LLC(d)(f)(l)(m)	5,853,866	5,290,139
TOTAL JOINT VENTURE
(Cost $5,853,866)		5,290,139

WARRANTS (0.05%)(b)
Consumer Discretionary (0.01%)
Princeton Medspa Partners, LLC, Warrants(c)(f)(j)	0.09	17,924

Information Technology (0.04%)
Morae Global Corporation, Warrants(c)	582	52,840
TOTAL WARRANTS
(Cost $130,333)		70,764

	Number of Contracts	Value
DERIVATIVES (-%)(b)
Consumer Discretionary (–%)
Princeton Medspa Partners, LLC, Put Option(c)(f)(j)(n)	3,500,000	–

Health Care (–%)
Epilog Partners SPV III, LLC, Put Option(c)(j)(n)	3,500,000	–
TOTAL DERIVATIVES
(Cost $–)		–

INVESTMENTS, AT VALUE (119.15%)
(COST $174,286,905)		$175,568,592
LIABILITIES IN EXCESS OF OTHER ASSETS (-19.15%)		(28,231,067)
NET ASSETS - (100.00%)		$147,337,525

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

PIK - Payment in-Kind

Reference Rates:

1M SOFR - 1 Month US SOFR as of March 31, 2026 was 3.65%

3M SOFR - 3 Month US SOFR as of March 31, 2026 was 3.68%

6M SOFR - 6 Month US SOFR as of March 31, 2026 was 3.86%

1M CMTR - 1 Month Constant Maturity Treasury Rate was 3.74%

PRIME - US Prime Rate as of March 31, 2026 was 6.75%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	15

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

(a)	Variable rate investment, unless otherwise noted above. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	These investments are pledged to secure the Fund’s debt obligations.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(d)	All or a portion of this commitment was unfunded as of March 31, 2026.
(e)	Payment in kind security which may pay interest in additional par.
(f)	Affiliate company.
(g)	Principal balance denominated in euros.
(h)	Non-accrual investment.
(i)	Not used.
(j)	Investment is held through SOFIX Master Blocker, LLC, wholly-owned subsidiary. As of March 31, 2026, the aggregate market value of those securities was $23,207,120, representing 15.75% of net assets.
(k)	Non-income producing security.
(l)	Restricted security.
(m)	During the three-month period ended March 31, 2026, the Fund invested $443,466 in Series B – Great Lakes Funding II LLC units, received a return of capital distribution of $72,758, and reported change in unrealized depreciation of $306,018. Additionally, Series B – Great Lakes Funding II LLC declared distributions of $182,590 during the three-month period ended March 31, 2026.
(n)	Information related to the Fund’s derivatives is presented below as of March 31, 2026

Description	Counterparty	Number of Shares	Notional Amount	Exercise Price	Expiration Date	Value
Put Option	Epilog Partners SPV III, LLC	3,5000,000	$-	$-	-	$-
Put Option	Princeton Medspa Partners, LLC	3,5000,000	3,500	2	-	-

Securities determined to be restricted under the procedures approved by the Fund’s Board of Trustees are as follows.

Date(s) of Purchases	Security	Cost	Value	% of Net Assets
08/05/2025 - 12/31/2025	Series B - Great Lakes Funding II LLC	$5,853,866	$5,290,139	3.59%
05/14/2025 - 06/30/2025	Treville Capital Solutions Fund A LP	2,216,670	3,166,632	2.15%
	Total	$8,070,536	$8,456,771	5.74%

Additional information on investments in private investment funds and unfunded commitments:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of March 31, 2026
Series B - Great Lakes Funding II LLC	$5,290,139	N/A	N/A	$1,849,494
Treville Capital Solutions Fund A LP	3,166,632	N/A	N/A	–
Total	$8,456,771			$1,849,494

Unfunded Commitments:

			Unfunded
			Commitments as of
Security	Value	Maturity	March 31, 2026
13 Scents, Inc., Revolver	$(11,429)	03/31/2031	$571,429
AIS Holdco, LLC, Revolver	(990)	05/21/2029	100,000
CCMG Buyer, LLC, Revolver	–	05/08/2030	250,000
Cor Leonis Limited, Revolver	6,853,980	05/15/2028	146,019
Epilog Partners SPV III, LLC, Preferred	4,200,569	N/A	203,223
Expert Experience Credit Motors, LLC, Revolver	4,923,796	06/30/2026	326,205
Highmount DP SPV, LLC, Class A, Preferred	4,823,905	N/A	1,428,571
HR Pharmaceuticals LLC, Delayed Draw Term Loan	–	01/29/2031	884,872
HR Pharmaceuticals LLC, Revolver	34,253	01/29/2031	308,278
Morae Global Corporation, Delayed Draw Term Loan	(46,021)	10/31/2028	1,285,714
Morae Global Corporation, Revolver	96,875	10/31/2028	25,000
Next Flight Ventures, Delayed Draw Term Loan	289,958	12/26/2026	69,300
PMP OPCO, LLC, Delayed Draw Term Loan	525,779	05/31/2029	212,570
PMP OPCO, LLC, Revolver	(19,403)	05/31/2029	218,750

See Notes to Consolidated Financial Statements.

16	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

Security	Value	Maturity	Unfunded Commitments as of March 31, 2026
Rebound Investment LP	$1,047,228	N/A	$1,995,000
Spinrite Inc., Revolver	59,391	12/05/2030	262,500
Tactical Air Support, Inc., Delayed Draw Term Loan	266,863	12/22/2028	285,714
Tank Holding Corp., Revolver	(698)	03/31/2028	6,848
Taoglas Group Holdings Limited, Revolver	80,497	02/28/2029	4,648
TRMEF_Basis II LLC - Child	2,613,348	N/A	386,652
Total	$25,737,901		$8,971,293
Total Unfunded Commitments			$10,820,787

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	17

Opportunistic Credit Interval Fund	Consolidated Statement of Assets and Liabilities

March 31, 2026 (Unaudited)

ASSETS
Investments, at value (Cost $154,618,447)	$158,028,896
Affiliated investments, at value (Cost $19,668,458)	17,539,696
Foreign currency, at value (Cost $1,706)	1,698
Cash	3,422,138
Interest and distributions receivable	1,853,824
Due from Adviser	50,000
Receivable for Fund shares sold	217,824
Prepaid expenses and other assets	214,240
Total Assets	181,328,316

LIABILITIES
USB Credit Facility (Proceeds $31,754,567)	31,998,738
Interest on line of credit payable	145,280
Due to Adviser	122,709
Administration fees payable	276,478
Incentive fees payable	443,918
Custody fees payable	4,890
Transfer agency fees payable	31,977
Deferred tax liability	503,317
Accrued expenses and other liabilities	463,484
Total liabilities	33,990,791
Commitments and contingencies (Note 2)
NET ASSETS	$147,337,525

NET ASSETS CONSIST OF
Paid-in capital	$147,964,965
Total accumulated deficit	(627,440)
NET ASSETS	$147,337,525

Common Shares:
Institutional:
Net assets	$147,337,525
Shares of beneficial interest outstanding (no par value; unlimited shares)	12,703,276
Net asset value	$11.60

See Notes to Consolidated Financial Statements.

18	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Statement of Operations

For the Six Months Ended March 31, 2026 (Unaudited)

INVESTMENT INCOME
Interest - Non-Affiliated	$5,992,686
Interest - Affiliated	223,189
Dividends - Non-Affiliated	324,609
Dividends - Affiliated	185,739
Payment-in-kind interest - Non-Affiliated	1,652,879
Payment-in-kind interest - Affiliated	553,980
Other income	498,615
Total investment income	9,431,697

EXPENSES
Investment advisory fees (Note 4)	1,071,812
Incentive fees (Note 4)	899,296
Administrative fees (Note 4)	390,273
Sub-administrative fees (Note 4)	182,348
Transfer agent fees	100,656
Interest expense (Note 7)	785,792
Professional fees	238,877
Insurance expense	77,538
Printing expense	27,456
Trustee fees and expenses	23,752
Registration fees	17,605
Custody fees	7,658
Other expenses	129,341
Total expenses	3,952,404
Contractual fees waived by Adviser (Note 4)	(426,162)
Recoupment of previously waived fees (Note 4)	–
Incentive fees voluntarily waived by Adviser (Note 4)	(100,000)
Total net expenses	3,426,242
NET INVESTMENT INCOME	6,005,455
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments - Non-Affiliated	(703,106)
Net realized loss on investments - Affiliated	(220,934)
Net realized gain on foreign currency transactions	58
Total net realized loss	(923,982)
Net change in unrealized appreciation on investments - Non-Affiliated	2,614,039
Net change in unrealized depreciation on investments - Affiliated	(1,258,220)
Net change in unrealized depreciation on debt denominated in foreign currency	58,233
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	71
Total net change in unrealized depreciation	1,414,123
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(503,317)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, net of taxes	(13,176)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,992,279

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	19

Consolidated Statements of
Opportunistic Credit Interval Fund	Changes in Net Assets

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
OPERATIONS:
Net investment income	$6,005,455	$13,977,244
Net realized gain/(loss) on investments	(924,040)	337,387
Net realized gain/(loss) on foreign currency transactions	58	(2,467)
Net change in unrealized appreciation/(depreciation) on investments	1,355,819	(154,762)
Net change in unrealized (appreciation)/depreciation on debt denominated in foreign currency	58,233	(194,930)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	71	—
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(503,317)	—
Net increase in net assets resulting from operations	5,992,279	13,962,472

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings
Institutional	(6,005,455)	(12,940,570)
From return of capital:
Institutional	(323,653)	(162,272)
Total distributions to shareholders	(6,329,108)	(13,102,842)

COMMON SHARE TRANSACTIONS
Institutional
Proceeds from sales of shares	9,555,689	35,985,142
Distributions reinvested	425,827	1,291,636
Cost of shares redeemed	(15,262,217)	(30,895,367)
Net Increase/(Decrease) from share transactions	(5,280,701)	6,381,411
Total net increase/(decrease) in net assets	(5,617,530)	7,241,041

NET ASSETS
Beginning of period	152,955,055	145,714,014
End of period	$147,337,525	$152,955,055

Other Information
Common Shares Transactions
Institutional
Issued	820,765	3,106,290
Distributions reinvested	36,990	112,570
Redeemed	(1,308,407)	(2,677,982)
Net increase/(decrease) in shares	(450,652)	540,878

See Notes to Consolidated Financial Statements.

20	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Statement of Cash Flows

For the Six Months Ended March 31, 2026 (Unaudited)

For the Six Months Ended March 31, 2026 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$5,992,279
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments securities	(43,768,433)
Proceeds from sale of investments securities	33,684,908
Amortization of premium and accretion of discount on investments	(787,793)
Payment-in-kind income	(2,383,504)
Net realized (gain)/loss on:
Investments	924,040
Net change in unrealized (appreciation)/depreciation on:
Investments	(1,355,819)
Debt	(58,233)
(Increase)/Decrease in assets:
Interest and distributions receivable	489,742
Due from Adviser	(47,232)
Prepaid expenses and other assets	120,985
Increase/(Decrease) in liabilities:
Due to Adviser	13,308
Interest on line of credit payable	28,804
Administration fees payable	77,949
Custody fees payable	1,259
Transfer agency fees payable	31,977
Deferred tax liability	503,317
Incentive fees payable	13,668
Accrued expenses and other liabilities	123,892
Net cash used in operating activities	$(6,394,886)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	9,458,395
Cost of shares redeemed	(15,262,217)
Borrowings on US Bank Line of Credit	29,800,000
Repayment on US Bank Line of Credit	(12,200,000)
Cash distributions paid	(5,903,281)
Net cash provided by financing activities	$5,892,897

Net Change in cash & cash equivalents	$(501,989)

Restricted and unrestricted cash, beginning of period	$3,925,825
Restricted and unrestricted cash, end of period*	$3,423,836

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest:	$756,998

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
Reinvestment of distributions:	$425,827

*	Consists of cash and foreign currency, at value.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	21

Opportunistic Credit Interval Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Period Ended September 30, 2022(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.63		$11.55		$11.82		$10.12		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.47		1.08		1.04		1.49		0.05
Net realized and unrealized gain/(loss), before tax	0.04		–		(0.21)		1.48	(c)	0.07
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(0.04)		–		–		–		–
Net realized and unrealized gain/(loss), after tax	–		–		(0.21)		1.48		0.07
Total income from investment operations	0.47		1.08		0.83		2.97		0.12
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.47)		(0.99)		(0.94)		(1.27)		–
From return of capital	(0.03	)(d)	(0.01)		(0.16)		–		–
Total distributions	(0.50)		(1.00)		(1.10)		(1.27)		–

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)		0.08		(0.27)		1.70		0.12
NET ASSET VALUE, END OF PERIOD	$11.60		$11.63		$11.55		$11.82		$10.12

TOTAL RETURN(e)	4.12	%(f)(g)	9.76	%(f)(h)	7.32	%(f)	30.31	%(f)	1.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$147,338		$152,955		$145,714		$37,895		$2,324

RATIOS TO AVERAGE NET ASSETS(i)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	5.37	%(j)	5.25%		4.58%		11.00%		58.09	%(j)
Expenses, net of voluntary waiver	5.23	%(j)	4.97%		4.58%		11.00%		58.09	%(j)
Expenses, net of all fees waived/expenses reimbursed by Adviser	4.65	%(j)	4.63%		3.74%		2.80%		2.50	%(j)
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.08	%(j)	2.84%		3.34%		10.70%		58.09	%(j)
Expenses, net of voluntary waiver	2.94	%(j)	2.56%		3.34%		10.70%		58.09	%(j)
Expenses, net of all fees waived/expenses reimbursed by Adviser	2.36	%(j)	2.22%		2.50%		2.50%		2.50	%(j)
Net investment income	8.16	%(j)	9.29%		8.84%		12.79%		2.24	%(j)
Portfolio turnover rate	20	%(k)	38%		18%		63%		106	%(k)

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$31,999		$14,457		$3,562		$–		$–
Asset coverage per $1,000 (000s)	$5,604		$11,580		$41,907		$–		$–

(a)	The Fund’s Institutional Class commenced operations on July 5, 2022
(b)	Per share numbers have been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(d)	The tax character of distributions paid by the Fund during the fiscal period differs from the characterization for financial reporting purposes. The final tax character of distributions will not be determined until the end of the Fund’s tax year.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.

See Notes to Consolidated Financial Statements.

22	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	0.09% of the Fund’s total return consists of a reimbursement by the Adviser for a voluntary incentive fee waiver. Excluding this item, total return would have been 4.03%
(h)	0.28% of the Fund’s total return consists of a reimbursement by the Adviser for a voluntary incentive fee waiver. Excluding this item, total return would have been 9.48%.
(i)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(j)	Annualized.
(k)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	23

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

1. ORGANIZATION

Opportunistic Credit Interval Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on January 21, 2022. The Fund inception date was July 1, 2022 and commenced operations on July 5, 2022.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers one class of shares: Class I shares.

The Fund’s investment objectives are to produce current income and capital appreciation. The Fund will seek to meet its investment objectives by investing primarily in credit-related instruments of North American and European issuers. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments. The Fund’s investments will focus on privately originated credit investments as well as secondary credit investments. The Fund does not invest in instruments of emerging market issuers. The Fund will invest without restriction as to an instrument’s maturity, structure, seniority, interest rate formula, currency, and without restriction as to issuer capitalization or credit quality. Lower credit quality debt instruments, such as leveraged loans and high yield bonds, are commonly referred to as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser to be of similar credit quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in credit-related instruments. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments.

Mount Logan Management LLC (the “Adviser”) serves as the Fund’s investment adviser.

On January 16, 2024, the Fund formed a wholly-owned taxable subsidiary, SOFIX Master Blocker, LLC (the “Taxable Subsidiary”), a Delaware limited liability company, which is taxed as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On March 19, 2026, the Adviser announced that the Fund entered into definitive agreements to acquire the assets of Yieldstreet Alternative Income Fund (“YS AIF”) (the “Asset Acquisition”). In addition to the Asset Acquisition, the Adviser entered into a Transition Services Agreement with Willow Asset Management, LLC (“Willow Wealth”), the adviser of YS AIF, for access to the books and records of YS AIF and a sub-advisory agreement to manage certain legacy funds managed by Willow Wealth.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein.

The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary, the Taxable Subsidiary, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Opportunistic Credit Interval Fund and its consolidated subsidiary, except as stated otherwise.

24	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Fees and other income - Origination fees (to the extent services are performed to earn such income upon closing), amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when they are earned. Prepayment penalties received by the Fund for debt instruments repaid prior to maturity date are recorded as income upon receipt. For the six months ended March 31, 2026 $498,615 of investment income was attributable to fees and other income.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid-price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in money market funds are valued at their respective net asset value (“NAV”).

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board”, “Trustees”, or “Board of Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Adviser in its capacity as the Board of Trustees’ valuation designee pursuant to Rule 2a-5 under the 1940 Act. As fair valuation involves subjective judgments, the Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold. As the valuation designee, the Adviser acts under the Board of Trustees’ oversight. The Adviser’s fair valuation policies and procedures are approved by the Board of Trustees.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including an investment in Great Lakes Funding II LLC (“Great Lakes II Joint Venture”), value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Semi-Annual Report | March 31, 2026	25

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of March 31, 2026, the Fund had unfunded commitments of $10,820,787.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Fair Value Measurements – In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”) a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that categorizes the inputs to valuation techniques used to measure the fair value.

26	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of March 31, 2026:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
BANK LOANS(a)
Communication Services	$–	$–	$2,954,014	$2,954,014
Consumer Discretionary	–	–	9,150,038	9,150,038
Consumer Staples	–	–	5,219,226	5,219,226
Financials	–	–	39,779,068	39,779,068
Health Care	–	–	13,658,195	13,658,195
Industrials	–	–	8,142,887	8,142,887
Information Technology	–	–	27,597,639	27,597,639
COMMON EQUITY(a)
Communication Services	–	–	15,561	15,561
Consumer Discretionary	–	–	73,867	73,867
Consumer Staples	–	–	4,914,076	4,914,076
Diversified	29,975	–	–	29,975
Financials	–	–	4,739,547	4,739,547
Information Technology	–	–	10,090	10,090
Real Estate	–	–	1,047,228	1,047,228
ASSET BACKED SECURITIES(a)
Financials	–	–	251,302	251,302
CORPORATE BONDS(a)
Financials	–	–	10,774,350	10,774,350
EQUIPMENT FINANCING(a)
Financials	–	–	1,124,584	1,124,584
PREFERRED STOCK(a)
Communication Services	–	–	9,917,967	9,917,967
Consumer Discretionary	–	–	16,221,119	16,221,119
Consumer Staples	–	–	3,807,680	3,807,680
Health Care	–	–	5,700,569	5,700,569
WARRANTS(a)
Consumer Discretionary	–	–	17,924	17,924
Information Technology	–	–	52,840	52,840
DERIVATIVES(a)
Consumer Discretionary	–	–	–	–
Health Care	–	–	–	–
TOTAL	$29,975	$–	$165,169,771	$165,199,746
Investments measured at net asset value(a)				$10,368,846
Total Investments, at fair value				$175,568,592

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

Semi-Annual Report | March 31, 2026	27

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

Investments in	Fair Value as of September			Accretion of original issue	Realized Gain	Change in Unrealized Appreciation/	Fair Value as of March	Net change in unrealized appreciation/ (depreciation) included in results of operations related to Level 3 investments still held at
Securities at Value	30, 2025	Purchases	Sales	discount	(Loss)	(Depreciation)	31, 2026	reporting date
Bank Loans
Communication Services	$12,736,178	$112,805	$(10,163,677)	$308,695	$–	$(39,987)	$2,954,014	$(4,554)
Consumer Discretionary	2,464,814	6,821,939	(23,459)	18,268	–	(131,524)	9,150,038	(131,524)
Consumer Staples	9,870,486	4,078,163	(8,916,052)	76,714	(712,148)	822,063	5,219,226	241,312
Financials	37,194,968	12,629,336	(9,646,995)	139,276	(2,727)	(534,790)	39,779,068	(652,749)
Health Care	10,770,650	2,872,432	(40,882)	12,330	(11)	43,676	13,658,195	33,541
Industrials	8,296,638	216,078	(40,143)	19,142	–	(348,828)	8,142,887	(348,828)
Information Technology	27,157,714	6,179,694	(3,416,127)	176,371	33,518	(2,533,531)	27,597,639	(2,549,812)
Asset-Backed Securities
Financials	291,994	–	(29,730)	35,727	(220,933)	174,244	251,302	174,244
Corporate Bonds
Financials	9,193,572	1,920,000	(323,084)	244	–	(16,382)	10,774,350	(16,382)
Equipment Financing
Financials	1,752,737	–	(628,153)	–	–	–	1,124,584	–
Preferred Stock
Communication Services	4,053,902	5,000,000	–	–	–	864,065	9,917,967	864,065
Consumer Discretionary	14,478,273	571,454	–	1,026	(21,739)	1,192,105	16,221,119	1,192,105
Consumer Staples	3,313,195	163,324	–	–	–	331,161	3,807,680	331,161
Health Care	4,179,066	1,519,050	–	–	–	2,453	5,700,569	2,453
Common Equity
Communication Services	22,031	–	–	–	–	(6,470)	15,561	(6,470)
Consumer Discretionary	75,951	–	–	–	–	(2,084)	73,867	(2,084)
Consumer Staples	4,204,814	–	(383,848)	–	–	1,093,110	4,914,076	1,093,110
Financials	2,120,000	2,619,196	–	–	–	351	4,739,547	351
Information Technology	22,199	–	–	–	–	(12,109)	10,090	(12,109)
Real Estate	–	1,005,000	–	–	–	42,228	1,047,228	42,228
Warrants
Consumer Discretionary	63,265	–	–	–	–	(45,341)	17,924	(45,341)
Information Technology	170,101	–	–	–	–	(117,261)	52,840	(117,261)
Derivatives
Consumer Discretionary	–	–	–	–	–	–	–	–
Health Care	–	–	–	–	–	–	–	–
Total	$152,432,548	$45,708,471	$(33,612,150)	$787,793	$(924,040)	$777,149	$165,169,771	$87,456

There were no transfers into or out of Level 3 during the period ended March 31, 2026.

28	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of March 31, 2026 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value at March 31, 2026	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)(b)
Bank Loans
Communication Services	$1,325,959	Enterprise Market Value	Expected Takeout Price	$1.0
Communication Services	1,628,055	Discounted Cash Flows	Market Yield	13.8%
Consumer Discretionary	9,150,038	Discounted Cash Flows	Market Yield	10.7% - 15.6% (12.3%)
Consumer Staples	4,305,997	Market	Broker/Dealer Quotes	N/A
Consumer Staples	913,229	Enterprise Market Value	Revenue Multiple	0.4x
Financials	35,801,707	Discounted Cash Flows	Market Yield	5.8% - 17.0% (11.6%)
Financials	3,977,361	Market	Broker/Dealer Quotes	N/A
Health Care	13,658,195	Discounted Cash Flows	Market Yield	6.8% - 13.6% (10.0%)
Industrials	840,800	Market	Broker/Dealer Quotes	N/A
Industrials	7,302,087	Discounted Cash Flows	Market Yield	13.6% - 17.9% (16.6%)
Information Technology	9,198,572	Market	Broker/Dealer Quotes	N/A
Information Technology	619,144	Enterprise Market Value	EBITDA Multiple	8.5x
Information Technology	17,779,923	Discounted Cash Flows	Market Yield	7.1% - 17.3% (14.1%)
Asset Backed Securities
Financials	251,302	Discounted Cash Flows	Market Yield	19.6%
Corporate Bonds
Financials	8,870,488	Discounted Cash Flows	Market Yield	12.8%
Financials	1,903,862	Recent Transaction	Transaction Price	$95.2
Equipment Financing
Financials	1,124,584	Discounted Cash Flows	Market Yield	10.8%
Preferred Stock
Communication Services	9,917,967	Enterprise Value	Stock Price	$0.4 - $1.4 ($0.9)
			Time	4.5 - 5.0 (4.7) years
			Volatility	70.0% - 90.0% (79.7%)
Consumer Discretionary	9,271,381	Enterprise Value	Stock Price	$0.5 - $34,121.9 ($26,446.1)
			Time	3.7 – 4.3 (4.1) years
			Volatility	50.0% - 58.9% (52.0%)
Consumer Discretionary	3,474,869	Discounted Cash Flows	Market Yield	13.0%
Consumer Discretionary	3,474,869	Enterprise Market Value	Liquidation Preference MOIC	1.4x
Consumer Staples	3,807,680	Discounted Cash Flows	Market Yield	19.2%
Health Care	4,200,569	Enterprise Market Value	EBITDA Multiple	13.8x
Health Care	1,500,000	Recent Transaction	Transaction Price	$1.0
Common Equity
Communication Services	15,561	Enterprise Market Value	EBITDA Multiple	1.5x
Consumer Discretionary	73,867	Enterprise Market Value	EBITDA Multiple	8.0x
Consumer Staples	4,728,815	Recent Transaction	Transaction Price	$1,700.0
Consumer Staples	185,261	Enterprise Market Value	EBITDA Multiple	8.0x
Financials	2,126,199	Enterprise Market Value	Book Value Multiple	1.5x
Financials	2,613,348	Recent Transaction	Transaction Price	$1.0
Information Technology	10,090	Enterprise Market Value	Revenue Multiple	2.8x
Real Estate	1,047,228	Enterprise Value	Stock Price	$15.5
			Time	2.6 years
			Volatility	30.0%
Warrants
Consumer Discretionary	17,924	Enterprise Value	Stock Price	$0.5
			Time	3.7 years
			Volatility	58.9%
Information Technology	52,840	Enterprise Market Value	EBITDA Multiple	9.5x
Total Level 3 investments	$165,169,771

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA or Revenue multiple would result in an increase in fair value. A decrease in the EBITDA or Revenue multiple would result in a decrease in fair value.
(b)	The weighted averages disclosed in the table above were weighted by their relative fair value.

Semi-Annual Report | March 31, 2026	29

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes, except for the Taxable Subsidiary, is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the period ended March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund and the Taxable Subsidiary file U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Taxable Subsidiary records deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiary.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Segment Reporting – In accordance with ASC Topic 280 - Segment Reporting (“ASC 280”), the Fund has determined that it has a single operating and reporting segment, the “Investment Management Segment”. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales or transfers of assets. The CODM is the Fund’s chief executive officer, and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase in net assets resulting from operations (“net income”). Net income is comprised of total investment income (“segment revenues”) and total expenses (“significant segment expenses”), which are considered the key segment measures of profit or loss reviewed by the CODM. In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions and strategic initiatives, managing the Fund’s portfolio, allocating assets, and assessing the performance of the portfolio.

Recent Accounting Pronouncements – In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income— Expense Disaggregation Disclosures (“ASU 2024-03”), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning in the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A (“Series A”) of Great Lakes Funding II LLC (the “Great Lakes II Joint Venture”), a joint venture with an investment strategy to underwrite and hold senior, secured unitranche loans made to middle-market companies. The Fund treats its investment in the Great Lakes II Joint Venture as a joint venture since affiliated funds of the Adviser control a 50% voting interest in the Great Lakes II Joint Venture.

The Great Lakes II Joint Venture is a Delaware series limited liability company, and pursuant to the terms of the Great Lakes Funding II LLC Limited Liability Company Agreement (the “Great Lakes II LLC Agreement”), prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement, each member of the predecessor series would be offered the opportunity to roll its interests into any subsequent series of the Great Lakes II Joint Venture. The Fund does not pay any advisory fees in connection with its investment in the Great Lakes II Joint Venture. Certain other funds managed by the Adviser or its affiliates have also invested in the Great Lakes II Joint Venture.

30	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

On August 1, 2025, pursuant to the Great Lakes II LLC Agreement, the Fund elected to participate in a rollover transaction from Series A of Great Lakes II Joint Venture to Series B (“Series B”) of Great Lakes II Joint Venture. As part of the transaction, the portion of the Fund’s remaining unfunded commitment in Series A became the Fund’s remaining unfunded commitment in Series B, thus reducing the Fund’s remaining unfunded commitment in Series A to zero. In connection with the rollover transaction, Series A transferred to Series B a pro rata portion of the underlying portfolio assets held by Series A that corresponded to the interest of the members of Series A who elected to participate in the transaction in addition to a pro rata portion of the principal outstanding under Great Lakes II Joint Venture’s credit facility.

The fair value of the Fund’s investment in Series B as of March 31, 2026 was $5,290,139. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not affect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in the Great Lakes II Joint Venture, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of the Great Lakes II Joint Venture or to an affiliate or a successor to substantially all of the assets of the Fund.

As of March 31, 2026, the Fund had a $1,849,494 unfunded commitment to the Great Lakes II Joint Venture.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On May 14, 2022, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee, or collectively “investment advisory fees”.

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the average daily gross assets of the Fund. For the six months ended March 31, 2026, the Fund incurred $1,071,812 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or anannualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 1.7647%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.7647% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.7647% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 1.7647% of adjusted capital, the incentive fee will equal 15.0% of pre-incentive fee net investment income. For the period ended March 31, 2026, the Advisor earned an incentive fee of $899,296.

Under the Expense Limitation Agreement, dated May 14, 2022, renewed on November 26, 2024, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding incentive fees, all borrowing costs, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until February 1, 2028, such that the total annual operating expenses of the Fund do not exceed 2.50% per annum of the Class I average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the six months ended March 31, 2026, the Adviser waived fees of $426,162 in accordance with the Expense Limitation Agreement.

As of March 31, 2026, the following amounts may be subject to reimbursement to the Adviser based upon their potential expiration dates:

	2026	2027	2028	2029
Opportunistic Credit Interval Fund	$503,349	$647,702	$474,328	$426,162

Semi-Annual Report | March 31, 2026	31

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

The Adviser voluntarily waived $100,000 of incentive fees during the period which is not subject to reimbursement to the Adviser.

During the period, the Adviser didn’t recover any previously waived fees under the Expense Limitation Agreement.

For the six months ended March 31, 2026, the Adviser reimbursed the Fund based on the NAV error correction policies and procedures in the Fund Compliance Manual in the amount of $8,346.

Fund Administration and Accounting Fees and Expenses - BC Partners Management LLC (the “Administrator”), an affiliate of the Adviser, serves as administrator to the Fund. Pursuant to the Administration Agreement between the Administrator and the Fund, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to our shareholders. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer and the Fund’s allocable portion of the compensation of their respective administrative support staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Fund will pay the fees associated with such functions on a direct basis without any incremental profit to the Administrator. During the six months ended March 31, 2026, the Fund accrued $390,273 for administration fees pursuant to the Administration Agreement.

ALPS Fund Services, Inc. (“ALPS”) serves as sub-administrator to the Fund. During the six months ended March 31, 2026, the Fund accrued $182,348 for sub-administration fees payable to ALPS.

Transfer Agent – SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2026 amounted to $43,768,433 and $33,684,908, respectively.

6. CAPITAL SHARES

The Fund commenced operations on July 5, 2022 and currently offers Class I at NAV.

Share Repurchase Program - As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

32	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

For the six months ended March 31, 2026, the Fund completed two quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the six months ended March 31, 2026, each of the quarterly repurchase offers were oversubscribed such that pro-ration was required.

The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 12, 2025	December 10, 2025
Repurchase Request Deadline	October 10, 2025	January 9, 2026
Repurchase Pricing Date	October 10, 2025	January 9, 2026
Amount Repurchased	$7,666,880	$7,595,337
Shares Repurchased	659,233	649,174

7. BANK LINE OF CREDIT

On April 12, 2024, the Fund entered into a multi-currency revolving bank line of credit (the “Credit Facility”) with U.S. Bank National Association (“USB”). The Credit Facility has a committed, original available facility size of $25 million with an uncommitted accordion feature with a maximum available facility size up to $100 million. On September 13, 2024, the Fund executed on the accordion feature and increased its available facility size to $50 million. On July 18, 2025, the Fund executed on the accordion feature and increased its available facility size to $75 million. The Credit Facility is an evergreen facility terminable by either party upon 364 days of receipt of written notice. The Credit Facility is secured by a first-priority perfected security interest in all the Fund’s assets with a facility fee of 0.25% per annum, payable quarterly, pro-rated for the life of the Credit Facility if the Credit Facility is terminated, a commitment fee of 0.35% on the unused portion of the maximum facility size and the interest on the used portion is based on the Fund’s option, either daily simple US SOFR, 1 month US SOFR plus the applicable margin of 1.80% or the USB Prime rate.

During the six months ended March 31, 2026, the Fund incurred $785,792 of interest and financing expenses related to the Credit Facility. Average borrowings during the six months ended March 31, 2026, and the average interest rate for the days the line of credit was outstanding during the six months ended March 31, 2026, were $22,343,632 and 5.37%, respectively. The largest outstanding borrowing during the six months ended March 31, 2026, was $31,998,738. As of March 31, 2026, the Fund had borrowings of $31,998,738 (Proceeds $31,754,567) and an average stated interest rate of 5.35%. Included in this amount is $3,698,738 (Proceeds $3,454,567) of borrowings denominated in euros. As collateral for the Credit Facility, the Fund grants USB a first position security interest in and lien on substantially all securities of any kind or description held by the Fund in the pledge account. The fair value of the USB Credit Facility was approximated at carrying value on the consolidated statement of assets and liabilities.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. As of March 31, 2026, our asset coverage ratio was 560%.

8. TAX BASIS INFORMATION

For the six months ended March 31, 2026, there were no permanent book-and tax-basis differences that resulted in reclassifications to paid-in capital. The following information is computed on a tax basis for each item as of March 31, 2026:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Line of Credit and Foreign Currency	Net Appreciation	Cost of Investments for Income Tax Purposes
$10,661,358	$(9,045,603)	$–	$1,615,755	$173,952,837

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses, investments in partnerships and certain other investments.

Semi-Annual Report | March 31, 2026	33

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

The tax characteristics of distributions paid for the year September 30, 2025, were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
	$12,940,571	$–	$162,272

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the most recent fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term Capital Losses	Long-Term Capital Losses
$–	$–

The Fund has formed a Taxable Subsidiary, which is taxed as a corporation for income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiary is a wholly owned subsidiary and consolidated in these financial statement statements for financial reporting purposes.

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. Components of deferred tax assets (liabilities) as of March 31, 2026, were as follows:

Deferred tax assets:
Net operating loss carryforwards	$7,705
Capital loss carryforwards	–
Other deferred tax assets	–
Less valuation allowance	–
Total deferred tax assets	$7,705
Deferred tax liabilities:
Unrealized appreciation/(depreciation) on investments	511,022
Total deferred tax liability	511,022
Net deferred tax liability	$503,317

The Fund’s income tax provision consists of the following as of March 31, 2026:

Current:
Federal	$–
$–
Deferred and other:
Federal and state	$503,317
$503,317

9. RISK FACTORS

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Co-Investment Transactions Risk - As a registered closed-end fund, the Fund is subject to certain regulatory restrictions in making investments. For example, registered closed-end funds generally are not permitted to co-invest with certain affiliated entities in transactions originated by the registered closed-end fund or its affiliates in the absence of an exemptive order from the SEC. However, registered closed-end funds are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. On October 23, 2018, the SEC issued an exemptive order to an affiliate of the Adviser that permits the Fund to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, alongside other funds managed by affiliates, and any future funds that are advised by affiliated investment advisers. Under the terms of the exemptive order, in order for the Fund to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching with respect of the Fund or its shareholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objectives and strategies and certain criteria established by the Fund’s Board of Trustees.

34	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

The Fund relies, in part, on affiliates to assist with identifying and executing upon investment opportunities and on the Fund’s Board of Trustees to review and approve the terms of the Fund’s participation in co-investment transactions with affiliates. Affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of affiliates and their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and such other business activities of affiliates in a manner that deemed necessary and appropriate.

The Adviser and individuals employed by it are not generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

Convertible Securities Risk - Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Credit Risk - It is possible that the Fund’s debt investments may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Debt Securities and Interest Rate Risks - Because the Fund invests in debt securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Foreign Investment Risk - Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with political and economic developments, government supervision and regulation of foreign securities and currency markets, less liquidity and more volatility, and currency exchange rate fluctuations.

Leverage Risk - The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund (or a Public Investment Fund or Private Investment Fund in which the Fund has invested) to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

Market Disruption Risk - Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

Structured Products Risk - The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

Semi-Annual Report | March 31, 2026	35

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

10. AFFILIATE TRANSACTIONS

The following investments represent affiliated investments transactions during the six months ended March 31, 2026, and the related positions as of March 31, 2026:

Security Name	Fair Value as of September 30, 2025	Purchases(a)	Sales(b)	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value as of March 31, 2026	Share/ Balance as of March 31, 2026	Interest income/ Dividends/ Payment-in -kind income
BCP Investment Corporation	$45,959	$–	$–	$–	$(15,984)	$29,975	3,986	$3,149
EBSC Holdings LLC (Riddell, Inc.), Preferred	6,580,380	293,720	–	–	75,638	6,949,738	6,090,385	292,774
Mount Logan Funding 2018-1 LP	291,994	35,728	(29,730)	(220,934)	174,244	251,302	479,858	35,727
PMP OPCO, LLC, Delayed Draw Term Loan	(32,375)	596,805	(1,492)	–	(37,159)	525,779	595,313	28,988
PMP OPCO, LLC, First Lien
Term Loan	1,659,902	3,125	(4,922)	–	(70,307)	1,587,798	1,742,344	113,441
PMP OPCO, LLC, Revolver	(10,938)	–	–	–	(8,465)	(19,403)	–	553
Princeton Medspa Partners, LLC, Preferred	2,841,468	257,020	–	–	(1,026,712)	2,071,776	4,340,177	261,206
Princeton Medspa Partners, LLC, Put Option	–	–	–	–	–	–	3,500,000	–
Princeton Medspa Partners, LLC, Warrants	63,265	–	–	–	(45,341)	17,924	0.09	–
Riddell Inc., First Lien Term Loan	848,225	1,604	(17,045)	–	1,884	834,668	834,667	44,480
Series B - Great Lakes Funding II LLC	5,225,449	443,466	(72,758)	–	(306,018)	5,290,139	5,853,866	182,590
Total	$17,513,329	$1,631,468	$(125,947)	$(220,934)	$(1,258,220)	$17,539,696		$962,908

(a)	Purchases include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK and accretion of original issue discount. Purchases also include transfers into Affiliate classification.
(b)	Sales include decreases in the cost basis of investments resulting from principal repayments and sales. Sales also include transfers out of Affiliate classification.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements and has determined that there have been no events that have occurred that would require adjustments to our disclosures in the financial statements except as stated below.

36	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Additional Information

March 31, 2026 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, 2026, is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3. APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on November 25, 2025 the Board, including a majority of the independent Trustees, considered the renewal of the Advisory Agreement between the Fund and the Adviser. In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Adviser and the Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Service. The Board reviewed the Adviser’s business and current staffing and organizational structure, and discussed the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement. The Board discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team, noting one change to the key personnel serving the Fund since the last renewal of the Advisory Agreement. The Board noted that the Adviser was an affiliate of BC Partners, and the Adviser leveraged the established fund support and administration infrastructure of the broader BC Partners/Mt. Logan organization. The Board discussed the seasoned investment team and the oversight provided by the investment committee. The Board noted that the Adviser had reported no regulatory actions or material compliance matters that would adversely impact the Adviser’s ability to serve as adviser to the Fund. The Board discussed cybersecurity initiatives undertaken by the Adviser to mitigate cybersecurity risks and noted that there had been no incidents since the last renewal of the Advisory Agreement. The Board further considered the key risks associated with the Fund’s investment strategy and the policies and procedures adopted by the Adviser to mitigate those risks. The Board also discussed the Adviser’s practices for monitoring compliance with the Fund’s investment limitations as well as the Adviser’s broker-dealer selection practices. The Trustees concluded that the Adviser had provided high quality services under the Advisory Agreement.

Performance. The Board considered the performance of the Fund. Referring to the materials provided by the Adviser, the Board noted the Fund’s return of 9.76% for the 1-year period ended September 30, 2025, generating the second highest total return relative to the Adviser selected peer group. The Board also noted that the Fund’s Class I shares outperformed the Morningstar LSTA Leveraged Loan Index over the 3-month, 1-year, and annualized since inception periods ended September 30, 2025. The Board discussed the Adviser’s commentary regarding the factors that contributed to Fund performance, including successful deployment and efficient leverage utilization. The Board reasoned that the Adviser managed the Fund’s portfolio in accordance with prospectus guidelines and concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Board noted that the Adviser charged an annual base advisory fee of 1.25% of the Fund’s gross assets and was entitled to a performance fee if income exceeded certain hurdles. The Trustees noted that the Fund’s average management fee as a percentage of net assets (1.43%) is generally consistent with that of the Adviser’s selected peer group (1.47%), and the Adviser had agreed to waive its fees to limit total annual Fund operating expenses, exclusive of certain expenses, so as not to exceed 2.50%, per annum of the Fund’s average daily net assets attributable to Class I Shares. The Board noted that while the average net expense ratio of the Fund was higher than that of the Adviser selected peer group funds, the Board considered the differences in investment strategy and size of the Fund. After further discussion, Board concluded that the advisory fee was not unreasonable.

Semi-Annual Report | March 31, 2026	37

Opportunistic Credit Interval Fund	Additional Information

March 31, 2026 (Unaudited)

Economies of Scale. The Board considered whether the Adviser had realized material economies of scale with respect to the management of the Fund, observing that economies of scale are realized when a fund’s assets increase significantly. It was noted that due to the size of the Fund, the Adviser had subsidized the Fund consistent with the expense limitation agreement, effectively waiving a portion of its advisory fee during the year ended September 30, 2025. Because the Fund has not yet reached meaningful asset levels the Trustees determined that they would revisit this issue after greater growth in the Fund’s assets. After further discussion, the Board concluded that the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed the estimated profit analysis provided by the Adviser and noted that the Adviser made a profit related to the management of the Fund during the twelve months ended September 30, 2025. It was noted that investment professional compensation was not currently included in the analysis. The Board discussed that if the investment professional compensation had been allocated to the Adviser, the profits would be substantially reduced. The Board concluded that excessive profitability of the Adviser was not a concern at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board determined that renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

38	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Privacy Notice

March 31, 2026 (Unaudited)

FACTS	WHAT DOES OPPORTUNISTIC CREDIT INTERVAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number	●	Purchase History
●	Assets	●	Account Balances
●	Retirement Assets	●	Account Transactions
●	Transaction History	●	Wire Transfer Instructions
●	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Opportunistic Credit Interval Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Opportunistic Credit Interval Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share
QUESTIONS?	Call 1-833-404-4103

Semi-Annual Report | March 31, 2026	39

Opportunistic Credit Interval Fund	Privacy Notice

March 31, 2026 (Unaudited)

WHO WE ARE
Who is providing this notice?	Opportunistic Credit Interval Fund
WHAT WE DO
How does Opportunistic Credit Interval Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
We collect your personal information, for example, when you
How does Opportunistic Credit Interval Fund collect my personal information?

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.
Federal law gives you the right to limit only
Why can’t I limit all sharing?	● Sharing for affiliates’ everyday business purposes – information about your creditworthiness ● Affiliates from using your information to market to you ● Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Opportunistic Credit Interval Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Opportunistic Credit Interval Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● Opportunistic Credit Interval Fund doesn’t jointly market.

40	www.opportunisticcreditintervalfund.com

Page Intentionally Left Blank

OPPORTUNISTIC CREDIT INTERVAL FUND

INVESTMENT ADVISER
Mount Logan Management, LLC
650 Madison Avenue, 3rd Floor
New York, New York 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Opportunistic Credit Interval Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.
(b)	Not applicable to this report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.CERT.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPPORTUNISTIC CREDIT INTERVAL FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date: June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date: June 9, 2026

By:	/s/ Brandon Satoren
Brandon Satoren
Chief Financial Officer (Principal Financial Officer)

Date: June 9, 2026